Re:  Alliance Government Reserves
77.Q1)
		( 1)Declaration of Trust - Incorporated by reference (filed as Exhibit 1 to Post-Effective Amendment No. 25 of Registration
Statement on Form N-1A, filed October 30, 1997 File No. 2-63315.

		( 2)By-Laws Incorporated by reference (filed as Exhibit 2 to Post-Effective Amendment No. 25 of Registration Statement on Form N-1A, filed October 30, 1997 File No. 2-63315.

		( 5)Advisory Agreement between the Registrant and Alliance Capital Management L.P. Incorporated by reference (filed as Exhibit 5 to Post-Effective Amendment No. 25 of Registration Statement on Form N-1A, filed October 30, 1997 File No. 2-63315.